UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21309

Advent Claymore Convertible Securities and Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
 1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2010 - October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report

October 31, 2011

Advent Claymore Convertible Securities and Income Fund

AVK

ADVENT CAPITAL MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/avk

... your bridge to the LATEST,

most up-to-date INFORMATION about the

Advent Claymore Convertible Securities and Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/avk, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Funds are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts.

It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund (unaudited)

Tracy V. Maitland
President and Chief Executive Officer

Dear Shareholder |

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the “Fund”).This report covers the Fund’s performance for the fiscal year ended October 31, 2011.

Advent Capital Management, LLC serves as the Fund’s investment adviser. Based in NewYork, NewYork, with additional investment personnel in London, England,Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of September 30, 2011,Advent managed approximately $6 billion in assets.

Guggenheim Funds Distributors, Inc., (“GFDI”) serves as the servicing agent to the Fund. GFDI is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $100 billion in assets under management and supervision.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and up to 40% in lower grade, non-convertible income securities. In October 2011, the Fund’s Trustees approved a change to one of the Fund’s non-fundamental investment policies; the Fund will no longer be limited to only investing up to 25% of the Fund’s managed assets in securities of foreign issuers. It is anticipated that this change will go into effect on or about February 28, 2012.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2011, the Fund generated a total return based on market price of -4.82% and a return of -1.91% based on NAV.As of October 31, 2011, the Fund’s market price of $15.87 represented a discount of 9.42% to NAV of $17.52.As of October 31, 2010, the Fund’s market price of $18.19 represented a discount of 6.14% to NAV of $19.38.The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

In each month from November 2010 through October 2011, the Fund paid a monthly distribution of $0.0939 per common share. In addition, the Fund paid a supplemental distribution of $0.454 per common share on December 31, 2010.The current monthly distribution represents an annualized distribution rate of 7.10% based upon the last closing market price of $15.87 as of October 31, 2011.There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 40 of this report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes

Annual Report l October 31, 2011 l 3

AVK l Advent Claymore Convertible Securities and Income Fund l Dear Shareholder (unaudited) continued

shareholders to accumulate a larger number of Fund shares when the share price is lower than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by me in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC.We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that impacted the Fund’s performance.

We are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Fund’s website at www.guggenheimfunds.com/avk.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund
November 30, 2011

4 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l (unaudited)

Questions & Answers |

Advent Claymore Convertible Securities and Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC, (“Advent” or the “Investment Adviser”), led by Tracy V. Maitland,Advent’s Founder, President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the convertible securities and high yield markets and the performance of the Fund during the 12-month period ended October 31, 2011.

Please describe Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.An important goal of the Fund is to provide total returns comparable with equities by using higher yielding and typically less volatile convertible securities.

Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and may invest up to 40% in lower grade, non-convertible income securities.The percentage of the Fund’s assets invested in convertible securities and non-convertible income securities may vary from time to time, consistent with the Fund’s investment objective, due to changes in equity prices and changes in interest rates and other economic and market factors.The Fund expects to invest in non-investment-grade securities, including non-investment-grade convertible securities. From time to time, it is possible that all of the Fund’s assets may be invested in non-investment-grade securities. During periods of very high market volatility, the Fund may not be invested at these levels.

Investing in below investment grade securities may increase the level of risk in the portfolio, as these securities are issued by companies that are considered less financially strong than issuers of investment-grade securities.This risk is addressed through rigorous credit research. Each issuer’s financial statements are carefully scrutinized, and every effort is made to avoid securities of weaker companies that may be likely to default.

More than half of the convertible market and a large portion of the Fund’s convertible investments are in securities issued by growth companies, particularly companies within the health care and technology sectors. Growth companies generally issue convertible bonds or convertible preferred stocks as a means of raising capital to build their businesses. Convertibles represent something of a hybrid between equity and debt as a way to raise capital; convertibles generally offer lower interest rates than non-convertible bonds, but entail less dilution than issuing common stock. Convertible preferreds are often issued by financial companies in order to raise capital while keeping their credit ratings higher than if they offered bonds.This is because issuing bonds would increase the proportion of debt on an issuer’s balance sheet, possibly triggering a downgrade in credit rating, while preferred stock is classified as equity.

The Fund’s ability to allocate among convertibles and high yield bonds helps provide diversification at an asset, sector and security level.Among the attractions of convertible securities are that they generally offer a yield advantage over common stocks; they have tended to capture much of the upside when equity prices move up in stronger markets; and convertibles’ yield advantage and bond-like characteristics have historically provided inherent downside protection in weaker markets. However, there is no assurance that convertible securities will participate significantly in any upward movement of the underlying common stock or that they will provide protection from downward movements.

In October 2011, the Fund’s Trustees approved a change to eliminate a previous guideline that the Fund may invest up to 25% of its Managed Assets in securities of foreign issuers.As a result, the Fund may but is not required to invest above 25% of its Managed Assets in foreign securities. It is anticipated that these changes will take effect on or about February 28, 2012.

Please tell us about the economic and market environment over the last year.

Most U.S. market indices, both equity and fixed-income, posted positive returns for the 12-month period ended October 31, 2011. However, more than 100% of this return came in the first half of the period, as returns for most indices were negative for the six-month period ended October 2011. International markets were generally weaker than the U.S. market, as there was considerable turmoil caused by concerns about sovereign debt in several European nations, which European authorities are attempting to address.

In the U.S., the fundamentals are generally healthier than recent trends in the equity market suggest. In late October, the Department of Commerce reported real growth in gross domestic product (GDP) at an annual rate of 2.5% for the third quarter of 2011, up from 1.3% in the second quarter of the year.The index of leading economic indicators published by the Conference Board suggests continued moderate expansion in economic activity in the months ahead, and that is consistent with the forecasts of most economists. Furthermore, a renewed recession seems unlikely because the excesses and imbalances that typically lead to recession – too much capital equipment, durable goods, labor, housing, inventories – are not present. Stocks of household durable goods and business equipment are low, suggesting that there may be pent-up demand.Although the real estate market remains weak, there has been progress in repairing some of the excesses of the boom.

For the 12-month period ended October 31, 2011, the S&P 500 Index, which is generally regarded as a good indicator of the return from large-capitalization U.S. stocks, returned 8.09%. In

Annual Report l October 31, 2011 l 5

AVK l Advent Claymore Convertible Securities and Income Fund l Questions & Answers (unaudited) continued

the first half of the 12-month period, the S&P returned 16.36%; for the six-month period ended October 31, 2011, the return of the S&P was -7.11%.

Most bond investments delivered positive returns during the 12 months through October 2011. In late summer, rates on U.S. Treasury bonds plunged to nearly unprecedented levels, as investors sought safety. Return of the Barclays U.S.Aggregate Bond Index (the “Barclays Aggregate”), which measures return of the U.S. investment-grade and government bond market as a whole, was 4.98% for the 12 months ended October 31, 2011. Return of the Merrill Lynch HighYield Master II Index, which measures performance of the U.S. high-yield bond market, was 4.81% for the same period.As expected, convertible securities provided returns that generally reflected a blend of equity and bond returns: return of the Merrill Lynch All U.S. Convertibles Index was 1.03%.

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2011, the Fund generated a total return based on market price of -4.82% and a return of -1.91% based on NAV.As of October 31, 2011, the Fund’s market price of $15.87 represented a discount of 9.42% to NAV of $17.52.As of October 31, 2010, the Fund’s market price of $18.19 represented a discount of 6.14% to NAV of $19.38.The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

The Fund seeks to provide equity-like returns with a focus on income by investing at least 60% of the Fund’s assets in convertible securities, under normal conditions.The Fund’s approach is to have a portfolio with a high degree of safety and relatively low volatility, so that setbacks can be withstood without significant underperfor-mance. However, this was not the case in the last half of the Fund’s 2011 fiscal year. Convertibles, as measured by the Merrill Lynch All U.S. Convertibles Index (the “Convertibles Index”), suffered an abrupt decline in the third calendar quarter of 2011, experiencing the worst returns since the Convertibles Index was established in 1988, except for the disastrous last two quarters of 2008, when there was widespread fear of financial collapse.

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from a portfolio that is not leveraged.The Fund currently implements its leverage strategy through Auction Market Preferred Shares (“AMPSSM”). The Fund’s leverage outstanding as of October 31, 2011, was $262 million, approximately 39% of the Fund’s total managed assets. Because the Fund’s return was negative, the use of leverage detracted further from performance.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

What were the major investment decisions that affected the Fund’s performance?

Responding to the high volatility in the market for convertible securities in the third calendar quarter of 2011, the portfolio was adjusted in an effort to position it better for potential market setbacks. Since the leverage inherent in the portfolio cannot be readily raised or lowered, changes were made in the nature of the assets of the portfolio.The major change was to increase the proportion of the Fund invested in high yield securities, with a commensurate reduction in the investment in convertible securities, particularly mandatory convertibles, which tend to be more volatile. (A mandatory convertible is a type of convertible preferred that has a required conversion feature. On the contractual conversion date—usually three years after issuance—the holder must convert the mandatory convertible into the underlying common stock.These securities typically provide investors with higher yields to compensate for the mandatory conversion structure.)

At the end of the prior fiscal year, October 31, 2010, convertible securities represented 67.4% of total investments, high yield bonds represented 19.8%, short-term investments represented 8.3%, and other investments represented 4.5%.As of October 31, 2011, convertible securities represented 69.5% of total investments, high yield bonds represented 26.0%, short-term investments represented 0.6%, and other investments represented 3.9%.

The high yield portion of the portfolio contributed to the Fund’s performance.The large convertible position hurt performance, and mandatory convertibles were a particular problem because financial institutions, which are major issuers of mandatory convertibles, fell into disfavor late in the period.When common stocks lose value, mandatories generally drop almost as much as the common stock because, unlike convertible bonds, their only downside protection is the yield advantage.

One of the best performing holdings was a preferred issue of El Paso Corp. (not held in the portfolio at period end), an oil and gas exploration and production company.Also positive was a preferred issue of Unisys Corp. (1.0% of long-term investments at period end), an information technology company. Several positions in the healthcare sector were important contributors to performance.These included Hologic, Inc.,Amerigroup Corp. and Omnicare, Inc. (1.3%, 0.6% and 0.8% of long-term investments at period end). Hologic Inc., which is focused on the health care needs of women, demonstrated improving credit and improving fundamentals.Amerigroup Corp., a multi-state

6 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Questions & Answers (unaudited) continued

managed healthcare company, is one of the few providers of managed care programs to Medicaid participants.The Company benefited as more states sought to outsource Medicaid administration to reduce costs. Omnicare, a pharmaceutical services company, undertook a board-directed management change and a strategic refocusing, which the Investment Adviser believes will result in improved long-term performance.

The greatest detractor from performance was CEMEX, S.A.B. de C.V. (not held in the portfolio at period end), a Mexican cement company that does business in more than 50 countries world-wide.This company is poised to benefit from a recovering housing market, but has suffered from ongoing widespread weakness in construction. Other negatives included Suntech Power Holdings Co., Ltd., a Chinese solar energy company (not held in the portfolio at period end); auto manufacturer General Motors Co. (1.4% of long-term investments at period end); and Synovus Financial Corp., a regional bank in the Southeast (0.1% of long-term investments at period end). Synovus weakened because the market had expected this bank to make more progress with its nonperforming loans than it did. Besides its inherent attractiveness, this company was considered to be an acquisition candidate, but consolidation in the banking industry has slowed as legacy problems in housing and other sectors have persisted.

Another negative was a convertible preferred of Stillwater Mining Company, a miner of precious metals including palladium and platinum (not held in the portfolio at period end).This is a mandatory convertible in the shares of Stillwater Mining issued by UBS AG (not held in the portfolio at period end), a major Swiss bank that holds a large equity position in Stillwater. Stillwater has had reasonable performance in its core operations, but it made a large acquisition late in the period and investors began to question the company’s ability to finance its aggressive expansion plans.

Please discuss the Fund’s distributions over the last year.

In each month from November 2010 through October 2011, the Fund paid a monthly distribution of $0.0939 per common share. In addition, the Fund paid a supplemental distribution of $0.454 per common share on December 31, 2010.The current monthly distribution represents an annualized distribution rate of 7.10% based upon the last closing market price of $15.87 as of October 31, 2011.There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

What is the current outlook for the markets and the Fund?

The Fund’s management team continues to see opportunities in both convertible securities and high yield bonds. Each of these markets weakened in the latter half of the Fund’s fiscal year, yet the fundamental trends of U.S. corporations appear favorable. There are numerous opportunities to participate in improving situations with some downside protection from the income these securities provide. In the current environment of volatile capital markets, the Fund is positioned somewhat more defensively than it has been in the recent past.

A distinguishing feature of this Fund is its emphasis on convertible securities.While there are many funds that are designated as convertible funds, most competing funds place far more emphasis on high yield bonds.Advent believes that this Fund offers the dual advantages of yield from convertible securities and equity participation.As equity markets rise, the equity sensitivity of a portfolio of convertible securities increases.When the equity markets are weak, convertibles’ declining sensitivity and interest income mitigate the downside risk.When the equity market rises and credit spreads narrow simultaneously, as they did in the first half of the October 2011 fiscal year, convertible securities benefit from both trends.

Advent believes that, over the long term, careful security selection and asset allocation will help the Fund’s performance by providing favorable returns in rising markets and a level of income that can help provide downside protection for overall return against down markets.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in any index.

The Merrill Lynch All U.S. Convertibles Index is comprised of more than 500 issues of convertible bonds and convertible preferred shares of all qualities.

S&P 500 Index is a capitalization-weighted index of 500 stocks.The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

AVK Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Annual Report l October 31, 2011 l 7

AVK l Advent Claymore Convertible Securities and Income Fund l Questions & Answers (unaudited) continued

Convertible Securities.The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s‘‘conversion price,’’which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Credit Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.The Fund’s investments in convertible and noncon-vertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Preferred Securities Risks.There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Lower Grade Securities Risk. Investing in lower grade securities (commonly known as “junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Interest Rate Risk. In addition to the risks discussed above, convertible securities and nonconvertible income securities are subject to certain risks, including:

• if interest rates go up, the value of convertible securities and nonconvertible income securities in the Fund’s portfolio generally will decline;

• during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

• during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

Illiquid Investments.The Fund may invest without limit in illiquid securities.The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Adviser, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so.The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities (4) less uniformity in accounting and reporting requirements (5) unreliable securities valuation and (6) custody risk.

Strategic Transactions.The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and foreign currency transactions, options, futures, swaps, caps, floors, and collars and other derivatives transactions.

Auction Market Preferred Shares (AMPS) Risk.There also risks associated with investing in Auction Market Preferred Shares or AMPS.The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker/dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers.These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The AMPS market continues to remain illiquid as auctions for nearly all AMPS continue to fail. A failed auction is not a default, nor does it require the redemption of a fund’s auction-rate preferred shares. Provisions in the Fund’s offering documents provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

In addition to the risks described above, the Fund is also subject to: Management Risk, Market Disruption Risk, Derivatives Risk, Foreign Currency Risk and Anti-Takeover Provisions. Please see www.guggenheimfunds.com/avk for a more detailed discussion about Fund risks and considerations.

8 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund
Fund Summary | As of October 31, 2011 (unaudited)

Fund Statistics
Share Price		$15.87
Common Share Net Asset Value		$17.52
Premium/Discount to NAV		-9.42%
Net Assets Applicable to Common Shares ($000)		$413,041

Total Returns
(Inception 4/30/03)	Market	NAV
One Year	-4.82%	-1.91%
Three Year - average annual	16.13%	20.98%
Five Year - average annual	-1.41%	0.04%
Since Inception - average annual	4.00%	5.20%

	% of Long-Term
Top Ten Industries		Investments
Telecommunications		8.7%
Banks		8.6%
Lodging		4.9%
Insurance		4.7%
Health Care Services		4.6%
Oil & Gas		4.5%
Real Estate Investment Trusts		4.5%
Pharmaceuticals		4.0%
Biotechnology		3.7%
Computers		3.5%

	% of Long-Term
Top Ten Issuers		Investments
MetLife, Inc.		2.5%
Gilead Sciences, Inc.		1.7%
Forest City Enterprises, Inc.		1.7%
MGM Resorts International		1.5%
Lucent Technologies Capital Trust 1		1.5%
Owens-Brockway Glass Container, Inc.		1.4%
General Motors Co.		1.4%
Hologic, Inc.		1.3%
Fifth Third Bancorp		1.3%
Citigroup, Inc.		1.3%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/avk. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Annual Report l October 31, 2011 l 9

AVK l Advent Claymore Convertible Securities and Income Fund

Portfolio of Investments | October 31, 2011

Principal					Optional Call
Amount^	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments — 159.8%
	Convertible Bonds — 72.0%
	Aerospace & Defense — 1.2%
$ 2,000,000	AAR Corp.(a)	BB-	1.63%	03/01/2014	N/A	$ 1,885,000
3,000,000	L-3 Communications Holdings, Inc.	BB+	3.00%	08/01/2035	N/A	2,906,250
						4,791,250
	Apparel — 0.9%
3,750,000	Iconix Brand Group, Inc.(a)	NR	2.50%	06/01/2016	N/A	3,600,000
	Auto Manufacturers — 1.5%
2,000,000	Ford Motor Co.	BB+	4.25%	11/15/2016	N/A	2,985,000
3,000,000	Navistar International Corp.	B	3.00%	10/15/2014	N/A	3,375,000
						6,360,000
	Auto Parts & Equipment — 0.5%
2,500,000	Meritor, Inc.(b)	CCC+	4.63%	03/01/2026	03/01/16 @ 100	2,181,250
	Biotechnology — 5.7%
2,650,000	Charles River Laboratories International, Inc.	BB+	2.25%	06/15/2013	N/A	2,623,500
4,500,000	Dendreon Corp.	NR	2.88%	01/15/2016	N/A	3,307,500
10,000,000	Gilead Sciences, Inc.	A-	1.00%	05/01/2014	N/A	11,100,000
4,000,000	Illumina, Inc.(a)	NR	0.25%	03/15/2016	N/A	3,110,000
3,000,000	Vertex Pharmaceuticals, Inc.	NR	3.35%	10/01/2015	10/01/13 @ 101	3,228,750
						23,369,750
	Coal — 1.6%
7,083,000	Alpha Appalachia Holdings, Inc.	BB-	3.25%	08/01/2015	N/A	6,631,459
	Computers — 3.3%
1,700,000	EMC Corp., Series B	A-	1.75%	12/01/2013	N/A	2,713,625
3,000,000	Netapp, Inc.	NR	1.75%	06/01/2013	N/A	4,132,500
3,000,000	RadiSys Corp.	NR	2.75%	02/15/2013	N/A	2,778,750
3,250,000	SanDisk Corp.	BB-	1.50%	08/15/2017	N/A	3,895,937
						13,520,812
	Diversified Financial Services — 3.5%
5,000,000	Affiliated Managers Group, Inc.	BBB-	3.95%	08/15/2038	08/15/13 @ 100	5,443,750
6,575,000	Janus Capital Group, Inc.	BBB-	3.25%	07/15/2014	N/A	6,459,938
3,018,000	Jefferies Group, Inc.	BBB	3.88%	11/01/2029	11/01/17 @ 100	2,670,930
						14,574,618
	Electrical Components & Equipment — 1.1%
4,850,000	General Cable Corp.	B+	0.88%	11/15/2013	N/A	4,613,563
	Electronics — 1.2%
6,000,000	Vishay Intertechnology, Inc.(a)	BB+	2.25%	05/15/2041	N/A	4,792,500
	Energy-Alternate Sources — 0.9%
3,500,000	Covanta Holding Corp.	B	3.25%	06/01/2014	N/A	3,858,750
	Entertainment — 1.5%
5,000,000	International Game Technology	BBB	3.25%	05/01/2014	N/A	6,006,250
	Health Care Products — 3.3%
3,098,000	Hologic, Inc., Series 2010(c)	BB+	2.00%	12/15/2037	12/15/16 @ 100	3,303,242
5,875,000	Hologic, Inc.(d)	BB+	2.00%	12/15/2037	12/15/13 @ 100	5,559,219
6,100,000	NuVasive, Inc.	NR	2.75%	07/01/2017	N/A	4,948,625
						13,811,086

See notes to financial statements.

10 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments continued

Principal					Optional Call
Amount^	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Health Care Services — 3.7%
$ 3,000,000	AMERIGROUP Corp.	BB+	2.00%	05/15/2012	N/A	$ 4,012,500
4,640,000	LifePoint Hospitals, Inc.	B	3.50%	05/15/2014	N/A	4,802,400
3,000,000	Lincare Holdings, Inc., Series B	NR	2.75%	11/01/2037	11/01/14 @ 100	3,172,500
3,000,000	Molina Healthcare, Inc., Series MOH	NR	3.75%	10/01/2014	N/A	3,108,750
						15,096,150
	Home Builders — 1.3%
991,000	DR Horton, Inc., Series DHI	BB-	2.00%	05/15/2014	N/A	1,095,055
4,000,000	Lennar Corp.(a)	B+	2.75%	12/15/2020	12/20/15 @ 100	4,125,000
						5,220,055
	Insurance — 0.9%
3,760,000	Old Republic International Corp.	BBB+	8.000%	05/15/2012	N/A	3,764,700
	Internet — 4.4%
4,500,000	Digital River, Inc.(a)	NR	2.00%	11/01/2030	11/01/15 @ 100	3,757,500
2,000,000	Equinix, Inc.	B	3.00%	10/15/2014	N/A	2,202,500
5,600,000	Symantec Corp., Series B	BBB	1.00%	06/15/2013	N/A	6,524,000
6,300,000	WebMD Health Corp.(a)	NR	2.50%	01/31/2018	N/A	5,567,625
						18,051,625
	Iron & Steel — 2.6%
4,250,000	Allegheny Technologies, Inc.	BBB-	4.25%	06/01/2014	N/A	5,790,625
4,600,000	Steel Dynamics, Inc.	BB+	5.13%	06/15/2014	N/A	4,922,000
						10,712,625
	Lodging — 2.9%
2,650,000	Gaylord Entertainment Co.(a)	NR	3.75%	10/01/2014	N/A	2,931,563
8,864,000	MGM Resorts International	CCC+	4.25%	04/15/2015	N/A	8,886,160
						11,817,723
	Machinery-Diversified — 0.5%
1,750,000	AGCO Corp.	BB+	1.25%	12/15/2036	12/19/13 @ 100	2,209,375
	Media — 1.1%
3,750,000	XM Satellite Radio, Inc.(a)	BB	7.00%	12/01/2014	N/A	4,762,500
	Mining — 2.4%
4,100,000	Kinross Gold Corp. (Canada)	BBB-	1.75%	03/15/2028	03/20/13 @ 100	4,002,625
4,000,000	Newmont Mining Corp., Series A	BBB+	1.25%	07/15/2014	N/A	6,110,000
						10,112,625
	Miscellaneous Manufacturing — 1.1%
4,850,000	Trinity Industries, Inc.	BB-	3.88%	06/01/2036	06/01/18 @ 100	4,656,000
	Oil & Gas — 0.9%
3,500,000	Lukoil International Finance BV (Russia)	BBB-	2.63%	06/16/2015	N/A	3,780,875
	Oil & Gas Services — 0.6%
2,725,000	Hornbeck Offshore Services, Inc.(b)	B+	1.63%	11/15/2026	11/15/13 @ 100	2,629,625
	Packaging & Containers — 2.2%
9,650,000	Owens-Brockway Glass Container, Inc.(a)	BB	3.00%	06/01/2015	N/A	8,938,312

See notes to financial statements.

Annual Report l October 31, 2011 l 11

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments continued

Principal					Optional Call
Amount^	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Pharmaceuticals — 3.4%
$ 2,700,000	ENDO Pharmaceuticals Holdings, Inc.	NR	1.75%	04/15/2015	N/A	$ 3,368,250
2,500,000	Isis Pharmaceuticals, Inc.	NR	2.63%	02/15/2027	02/15/12 @ 101	2,271,875
3,625,000	Mylan, Inc.	BB	1.25%	03/15/2012	N/A	3,661,250
4,000,000	Shire PLC, Series SHP (Channel Islands)	NR	2.75%	05/09/2014	N/A	4,612,000
						13,913,375
	Real Estate — 1.8%
6,781,000	Forest City Enterprises, Inc.	NR	3.63%	10/15/2014	10/15/13 @ 100	7,463,338
	Real Estate Investment Trusts — 4.1%
2,030,000	Annaly Capital Management, Inc.	NR	4.00%	02/15/2015	N/A	2,354,800
3,398,000	Boston Properties, LP	A-	3.75%	05/15/2036	05/18/13 @ 100	3,894,957
3,000,000	DDR Corp.	BB	1.75%	11/15/2040	11/20/15 @ 100	3,022,500
3,000,000	Host Hotels & Resorts, LP(a)	BB+	2.50%	10/15/2029	10/20/15 @ 100	3,637,500
4,960,000	NorthStar Realty Finance, LP(a)	NR	7.50%	03/15/2031	03/15/16 @ 100	4,222,200
						17,131,957
	Retail — 0.6%
2,650,000	RadioShack Corp.(a)	Ba2	2.50%	08/01/2013	N/A	2,580,437
	Semiconductors — 3.9%
5,000,000	Intel Corp.(i)	A-	2.95%	12/15/2035	N/A	5,387,500
5,000,000	Lam Research Corp.(a)	BB+	0.50%	05/15/2016	N/A	4,962,500
3,209,000	Micron Technology, Inc.	BB-	1.88%	06/01/2014	N/A	3,092,674
3,000,000	Micron Technology, Inc., Series A(a)	NR	1.50%	08/01/2031	08/05/15 @ 100	2,497,500
						15,940,174
	Telecommunications — 7.4%
7,325,000	Alcatel-Lucent USA, Inc., Series B (France)	B	2.88%	06/15/2025	06/20/13 @ 100	6,958,750
6,200,000	Anixter International, Inc.	B+	1.00%	02/15/2013	N/A	6,936,250
1,575,000	Arris Group, Inc.	NR	2.00%	11/15/2026	11/15/13 @ 100	1,613,391
8,000,000	Ciena Corp.(a)	NR	4.00%	03/15/2015	N/A	8,170,000
4,000,000	SBA Communications Corp.	NR	1.88%	05/01/2013	N/A	4,350,000
1,685,000	Virgin Media, Inc.	B+	6.50%	11/15/2016	N/A	2,552,775
						30,581,166
	Total Convertible Bonds — 72.0%
	(Cost $281,436,152)					297,473,925
	Corporate Bonds — 41.7%
	Advertising — 0.3%
1,250,000	Lamar Media Corp.	B+	7.88%	04/15/2018	04/15/14 @ 104	1,315,625
	Agriculture — 0.2%
750,000	North Atlantic Trading Co.(a)	B2	11.50%	07/15/2016	07/15/13 @ 109	716,250
	Auto Manufacturers — 0.5%
200,000	Chrysler Group, LLC/CG Co.-Issuer, Inc.(a)	B	8.00%	06/15/2019	06/15/15 @ 104	185,000
200,000	Chrysler Group, LLC/CG Co.-Issuer, Inc.(a)	B	8.25%	06/15/2021	06/15/16 @ 104	184,000
1,000,000	Ford Motor Co.	BB+	6.63%	10/01/2028	N/A	1,067,361
250,000	Jaguar Land Rover PLC (United Kingdom)(a)	B+	7.75%	05/15/2018	05/15/14 @ 106	248,750
250,000	Jaguar Land Rover PLC (United Kingdom)(a)	B+	8.13%	05/15/2021	05/15/16 @ 104	247,500
						1,932,611

See notes to financial statements.

12 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments continued

Principal					Optional Call
Amount^	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Auto Parts & Equipment — 1.4%
$ 500,000	Cooper Tire & Rubber Co.	BB-	8.00%	12/15/2019	N/A	$ 520,000
3,750,000	Dana Holding Corp.	BB-	6.50%	02/15/2019	02/15/15 @ 103	3,796,875
320,000	Goodyear Tire & Rubber Co.	B+	8.25%	08/15/2020	08/15/15 @ 104	344,000
750,000	Lear Corp.	BB	7.88%	03/15/2018	03/15/14 @ 104	811,875
500,000	Pittsburgh Glass Works, LLC(a)	B+	8.50%	04/15/2016	04/15/13 @ 104	502,500
						5,975,250
	Banks — 2.5%
1,750,000	Ally Financial, Inc.	B+	8.30%	02/12/2015	N/A	1,841,875
5,400,000	Capital One Capital V	BB	10.25%	08/15/2039	N/A	5,622,750
2,000,000	CIT Group, Inc.	B+	7.00%	05/01/2016	01/01/12 @ 100	2,005,000
1,000,000	Synovus Financial Corp.	B+	5.13%	06/15/2017	N/A	860,000
						10,329,625
	Beverages — 0.5%
1,750,000	Constellation Brands, Inc.	BB+	7.25%	09/01/2016	N/A	1,922,813
	Biotechnology — 0.2%
1,000,000	STHI Holding Corp.(a)	B	8.00%	03/15/2018	03/15/14 @ 106	1,025,000
	Building Materials — 0.2%
250,000	Euramax International, Inc.(a)	B-	9.50%	04/01/2016	04/01/13 @ 107	213,750
250,000	Nortek, Inc.(a)	B	8.50%	04/15/2021	04/15/16 @ 104	223,125
375,000	Ply Gem Industries, Inc.	B-	8.25%	02/15/2018	02/15/14 @ 106	355,313
						792,188
	Chemicals — 1.5%
1,000,000	CF Industries, Inc.	BB+	7.13%	05/01/2020	N/A	1,166,250
500,000	Hexion US Finance Corp.	CCC+	9.00%	11/15/2020	11/15/15 @ 105	438,750
595,000	Ineos Finance PLC (United Kingdom)(a)	B	9.00%	05/15/2015	05/15/13 @ 105	614,337
2,607,000	Lyondell Chemical Co.	BB-	11.00%	05/01/2018	05/01/13 @ 100	2,916,581
1,375,000	Vertellus Specialties, Inc.(a)	B	9.38%	10/01/2015	04/01/13 @ 105	1,254,688
						6,390,606
	Coal — 0.4%
1,075,000	Alpha Natural Resources, Inc.	BB	6.25%	06/01/2021	06/01/16 @ 103	1,066,937
500,000	SunCoke Energy, Inc.(a)	B+	7.63%	08/01/2019	08/01/14 @ 106	507,500
						1,574,437
	Commercial Services — 0.7%
500,000	AE Escrow Corp.(a)	B	9.75%	03/15/2020	09/15/15 @ 105	522,500
1,000,000	Avis Budget Car Rental, LLC	B	8.25%	01/15/2019	10/15/14 @ 104	1,002,500
1,000,000	Emergency Medical Services Corp.(a)	B-	8.13%	06/01/2019	06/01/14 @ 106	1,005,000
500,000	Neff Rental, LLC(a)	B-	9.63%	05/15/2016	05/15/13 @ 107	482,500
						3,012,500
	Computers — 0.7%
2,600,000	Seagate Technology International (Cayman Islands)(a)	BBB	10.00%	05/01/2014	05/01/13 @ 105	2,970,500
	Diversified Financial Services — 1.6%
500,000	Ford Motor Credit Co., LLC	BB+	12.00%	05/15/2015	N/A	631,311
1,500,000	International Lease Finance Corp.	BBB-	8.25%	12/15/2020	N/A	1,556,250
750,000	Marfrig Holding Europe BV (Netherlands)(a)	B+	8.38%	05/09/2018	N/A	577,500
5,000,000	Textron Financial Corp.(a) (e)	B	6.00%	02/15/2067	02/15/17 @ 100	3,825,000
						6,590,061

See notes to financial statements.

Annual Report l October 31, 2011 l 13

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments continued

Principal					Optional Call
Amount^	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Electric — 0.4%
$ 250,000	AES Corp.	BB-	8.00%	06/01/2020	N/A	$ 277,500
500,000	AES Corp.(a)	BB-	7.38%	07/01/2021	N/A	537,500
750,000	Texas Competitive Electric Holdings Co., LLC(a)	CCC	11.50%	10/01/2020	04/01/16 @ 106	648,750
						1,463,750
	Entertainment — 0.2%
200,000	Production Resource Group, Inc.(a)	B-	8.88%	05/01/2019	05/01/14 @ 107	183,000
500,000	Regal Entertainment Group	B-	9.13%	08/15/2018	08/15/14 @ 105	537,500
						720,500
	Food — 1.0%
200,000	Bumble Bee Acquisition Corp.(a)	B	9.00%	12/15/2017	12/15/14 @ 105	201,500
500,000	Del Monte Foods Co.(a)	CCC+	7.63%	02/15/2019	02/15/14 @ 104	477,500
1,500,000	Land O’Lakes Capital Trust I(a)	BB	7.45%	03/15/2028	N/A	1,462,500
500,000	Reddy ICE Corp.	B-	11.25%	03/15/2015	03/15/13 @ 106	470,000
1,550,000	Smithfield Foods, Inc.	BB-	7.75%	07/01/2017	N/A	1,681,750
						4,293,250
	Forest Products & Paper — 0.4%
1,156,000	AbitibiBowater, Inc.(a)	BB-	10.25%	10/15/2018	10/15/14 @ 105	1,271,600
500,000	Verso Paper Holdings, LLC, Series B	CCC+	11.38%	08/01/2016	08/01/12 @ 104	372,500
						1,644,100
	Health Care Products — 0.3%
1,500,000	Rotech Healthcare, Inc.	B	10.50%	03/15/2018	03/15/15 @ 105	1,200,000
	Health Care Services — 2.1%
2,500,000	Apria Healthcare Group, Inc.	BB+	11.25%	11/01/2014	11/01/12 @ 106	2,443,750
1,750,000	Capella Healthcare, Inc.(a)	B	9.25%	07/01/2017	07/01/13 @ 107	1,811,250
500,000	Commmunity Health Systems, Inc.	B	8.88%	07/15/2015	07/15/12 @ 102	513,125
500,000	National Mentor Holdings, Inc.(a)	CCC+	12.50%	02/15/2018	02/15/14 @ 106	460,000
500,000	Select Medical Corp.	CCC+	7.63%	02/01/2015	02/01/12 @ 101	467,500
2,500,000	Tenet Healthcare Corp.	BB-	8.88%	07/01/2019	07/01/14 @ 104	2,837,500
						8,533,125
	Holding Companies-Diversified — 0.2%
1,000,000	Leucadia National Corp.	B+	8.65%	01/15/2027	01/15/12 @ 102	1,020,000
	Household Products & Housewares — 1.1%
1,000,000	Reynolds Group Issuer, Inc.(a)	B-	9.00%	05/15/2018	05/15/14 @ 104	972,500
500,000	Reynolds Group Issuer, Inc.(a)	BB-	7.13%	04/15/2019	10/15/14 @ 104	512,500
2,000,000	Spectrum Brands Holdings, Inc.	B	9.50%	06/15/2018	06/15/14 @ 105	2,230,000
1,000,000	Yankee Candle Co., Inc., Series B	CCC+	9.75%	02/15/2017	02/15/12 @ 105	980,000
						4,695,000
	Insurance — 3.5%
5,700,000	Liberty Mutual Group, Inc.(a) (e)	BB	10.75%	06/15/2088	06/15/38 @ 100	6,982,500
5,500,000	MetLife, Inc.	BBB	10.75%	08/01/2069	08/01/34 @ 100	7,278,254
						14,260,754
	Investment Companies — 0.1%
500,000	Offshore Group Investments Ltd. (Cayman Islands)(a)	B-	11.50%	08/01/2015	02/01/13 @ 109	547,500

See notes to financial statements.

14 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments continued

	Principal					Optional Call
	Amount^	Description	Rating*	Coupon	Maturity	Provisions**	Value
		Iron & Steel — 0.2%
$ 575,000		Algoma Acquisition Corp. (Canada)(a)	CCC+	9.88%	06/15/2015	06/15/12 @ 102	$ 468,625
	250,000	Edgen Murray Corp.	B-	12.25%	01/15/2015	01/15/13 @ 106	237,500
							706,125
		Leisure Time — 0.2%
	750,000	Brunswick Corp.	B	7.13%	08/01/2027	N/A	660,000
		Lodging — 3.3%
	1,000,000	Caesars Entertainment Operating Co., Inc.	CCC	10.00%	12/15/2018	12/15/13 @ 105	758,750
	1,750,000	Marina District Finance Co., Inc.	BB-	9.88%	08/15/2018	08/15/14 @ 105	1,736,875
	1,000,000	MGM Resorts International	CCC+	7.63%	01/15/2017	N/A	935,000
	1,500,000	Starwood Hotels & Resorts Worldwide, Inc.	BB+	6.75%	05/15/2018	N/A	1,672,500
	500,000	Wyndham Worldwide Corp.	BBB-	6.00%	12/01/2016	N/A	529,386
	7,106,000	Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.	BBB-	7.75%	08/15/2020	08/15/15 @ 104	7,852,130
							13,484,641
		Machinery-Construction & Mining — 0.1%
	250,000	Terex Corp.	BB-	10.88%	06/01/2016	06/01/13 @ 105	278,750
		Machinery-Diversified — 0.6%
	1,500,000	Case New Holland, Inc.	BB+	7.88%	12/01/2017	N/A	1,698,750
EUR	850,000	Heidelberger Druckmaschinen AG (Germany)(a)	B-	9.25%	04/15/2018	04/15/14 @ 107	797,302
							2,496,052
		Media — 1.6%
$ 1,500,000		CCO Holdings, LLC	BB-	6.50%	04/30/2021	04/30/15 @ 105	1,507,500
	2,344,000	Clear Channel Worldwide Holdings, Inc., Series B	B	9.25%	12/15/2017	12/15/12 @ 107	2,554,960
	1,000,000	Gannett Co., Inc.	Baa3	10.00%	04/01/2016	N/A	1,095,000
	750,000	Gray Television, Inc.	CCC	10.50%	06/29/2015	11/01/12 @ 108	712,500
	1,000,000	Univision Communications, Inc.(a)	CCC+	8.50%	05/15/2021	11/15/15 @ 104	905,000
							6,774,960
		Mining — 0.4%
	1,125,000	FMG Resources August 2006 Pty Ltd. (Australia)(a)	B+	6.88%	02/01/2018	02/01/14 @ 105	1,085,625
	500,000	FMG Resources August 2006 Pty Ltd. (Australia)(a)	B+	8.25%	11/01/2019	11/01/15 @ 104	507,500
							1,593,125
		Miscellaneous Manufacturing — 0.0%+
	200,000	JM Huber Corp.(a)	BB-	9.88%	11/01/2019	11/01/15 @ 105	204,000
		Oil & Gas — 3.0%
	2,500,000	Alta Mesa Holdings, LP/Alta Mesa Finance Services Corp.	B	9.63%	10/15/2018	10/15/14 @ 105	2,337,500
	250,000	Bill Barrett Corp.	BB-	7.63%	10/01/2019	10/01/15 @ 104	265,000
	500,000	Carrizo Oil & Gas, Inc.	B-	8.63%	10/15/2018	10/15/14 @ 104	510,000
	1,000,000	Clayton Williams Energy, Inc.(a)	B	7.75%	04/01/2019	04/01/15 @ 104	930,000
	1,000,000	Energy XXI Gulf Coast, Inc.	B	9.25%	12/15/2017	12/15/14 @ 105	1,070,000
	1,000,000	Hercules Offshore, Inc.(a)	B-	10.50%	10/15/2017	10/15/13 @ 105	1,005,000
	1,000,000	Petrohawk Energy Corp.	BBB+	7.25%	08/15/2018	08/15/14 @ 104	1,150,000
	1,000,000	Pioneer Natural Resources Co.	BB+	6.65%	03/15/2017	N/A	1,091,050
	500,000	Range Resources Corp.	BB	8.00%	05/15/2019	05/15/14 @ 104	560,000
	1,500,000	Tesoro Corp.	BB+	9.75%	06/01/2019	06/01/14 @ 105	1,695,000
	250,000	Unit Corp.	BB-	6.63%	05/15/2021	05/15/16 @ 103	246,250
	500,000	W&T Offshore, Inc.(a)	B	8.50%	06/15/2019	06/15/15 @ 104	512,500
	1,000,000	Western Refining, Inc.(a)	B	11.25%	06/15/2017	06/15/13 @ 106	1,110,000
							12,482,300

See notes to financial statements.

Annual Report l October 31, 2011 l 15

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments continued

Principal						Optional Call
Amount^		Description	Rating*	Coupon	Maturity	Provisions**	Value
		Oil & Gas Services — 1.0%
$ 1,000,000		Forbes Energy Services Ltd.(a)	B-	9.00%	06/15/2019	06/15/15 @ 105	$ 950,000
	1,500,000	SESI, LLC(a)	BB+	6.38%	05/01/2019	05/01/15 @ 103	1,537,500
	1,518,000	Stallion Oilfield Holdings Ltd.	B	10.50%	02/15/2015	02/15/13 @ 105	1,631,850
							4,119,350
		Packaging & Containers — 0.2%
	125,000	Sealed Air Corp.(a)	BB	8.38%	09/15/2021	09/15/16 @ 104	135,625
	750,000	US Corrugated, Inc.	B3	10.00%	06/01/2013	06/01/12 @ 100	759,375
							895,000
		Pharmaceuticals — 1.8%
	2,760,000	Aptalis Pharma, Inc.	B	12.75%	03/01/2016	03/01/12 @ 106	2,939,400
EUR	2,000,000	Capsugel FinanceCo SCA (Luxembourg)(a)	B	9.88%	08/01/2019	08/01/14 @ 107	2,873,287
	$500,000	ENDO Pharmaceuticals Holdings, Inc.(a)	BB-	7.25%	01/15/2022	07/15/16 @ 104	541,250
	1,000,000	Valeant Pharmaceuticals International(a)	BB	7.00%	10/01/2020	10/01/15 @ 104	995,000
							7,348,937
		Pipelines — 0.3%
	500,000	Crosstex Energy, LP	B+	8.88%	02/15/2018	02/15/14 @ 104	532,500
	500,000	Eagle Rock Energy Partners, LP(a)	B-	8.38%	06/01/2019	06/01/15 @ 104	505,000
							1,037,500
		Real Estate — 0.1%
	500,000	Kennedy-Wilson, Inc.(a)	BB-	8.75%	04/01/2019	04/01/15 @ 104	492,500
		Real Estate Investment Trusts — 0.2%
	750,000	Rouse Co., LP	BB+	6.75%	11/09/2015	05/09/13 @ 103	759,375
		Retail — 4.0%
	1,500,000	Burlington Coat Factory Warehouse Corp.(a)	CCC	10.00%	02/15/2019	02/15/15 @ 105	1,492,500
	1,000,000	Dave & Buster’s, Inc.	CCC+	11.00%	06/01/2018	06/01/14 @ 106	1,055,000
	2,000,000	Fiesta Restaurant Group(a)	B	8.88%	08/15/2016	02/15/14 @ 104	2,050,000
	1,500,000	HOA Restaurant Group, LLC(a)	B	11.25%	04/01/2017	04/01/14 @ 106	1,372,500
	1,000,000	Landry’s Restaurants, Inc.	B	11.63%	12/01/2015	12/01/12 @ 106	1,065,000
	5,000,000	Ltd. Brands, Inc.	BB+	6.63%	04/01/2021	N/A	5,275,000
	250,000	Needle Merger Sub Corp.(a)	CCC+	8.13%	03/15/2019	03/15/14 @ 104	240,000
	1,139,000	Rite AID Corp.	CCC	9.38%	12/15/2015	06/15/12 @ 102	1,076,355
	2,050,000	Toys“R”US Property Co. II, LLC	B+	8.50%	12/01/2017	12/01/13 @ 104	2,175,562
	1,000,000	Toys“R”US, Inc.	CCC+	7.38%	10/15/2018	N/A	925,000
							16,726,917
		Software — 0.3%
	250,000	Emdeon, Inc.(a)	Caa1	11.00%	12/31/2019	12/31/15 @ 106	261,250
	526,375	First Data Corp.	B-	10.55%	09/24/2015	09/30/12 @ 103	513,216
	625,000	Lawson Software, Inc.(a)	B-	11.50%	07/15/2018	07/15/15 @ 106	603,125
							1,377,591
		Storage & Warehousing — 0.3%
	1,000,000	Niska Gas Storage US, LLC	BB-	8.88%	03/15/2018	03/15/14 @ 104	1,040,000

See notes to financial statements.

16 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments continued

Principal						Optional Call
Amount^		Description	Rating*	Coupon	Maturity	Provisions**	Value
		Telecommunications — 3.6%
$ 1,500,000		Crown Castle International Corp.	B-	9.00%	01/15/2015	01/15/13 @ 106	$ 1,642,500
	300,000	EH Holding Corp.(a)	B+	6.50%	06/15/2019	N/A	308,250
	150,000	EH Holding Corp.(a)	B-	7.63%	06/15/2021	N/A	156,000
	1,000,000	Intelsat Jackson Holdings SA (Luxembourg)	CCC+	11.25%	06/15/2016	06/15/12 @ 104	1,057,500
	1,500,000	Intelsat Luxembourg SA (Luxembourg)	CCC+	11.25%	02/04/2017	02/15/13 @ 106	1,492,500
	1,324,000	iPCS, Inc.(e)	BB-	2.55%	05/01/2013	12/05/11 @ 100	1,204,840
	500,000	Level 3 Communications, Inc.	CCC	11.88%	02/01/2019	02/01/15 @ 106	546,250
	1,500,000	NII Capital Corp.	B+	7.63%	04/01/2021	04/01/16 @ 104	1,552,500
	750,000	Virgin Media Finance PLC, Series 1 (United Kingdom)	BB-	9.50%	08/15/2016	08/15/13 @ 105	840,000
	4,500,000	Virgin Media Finance PLC (United Kingdom)	BB-	8.38%	10/15/2019	10/15/14 @ 104	5,028,750
EUR	500,000	Wind Acquisition Finance SA (Luxembourg)(a)	BB-	11.75%	07/15/2017	07/15/13 @ 106	697,400
	$500,000	Windstream Corp.	B+	7.75%	10/01/2021	10/01/16 @ 104	523,750
							15,050,240
		Transportation — 0.5%
	1,500,000	Navios Maritime Holdings, Inc. (Marshall Island)	BB-	8.88%	11/01/2017	11/01/13 @ 104	1,443,750
	400,000	Swift Services Holdings, Inc.	B-	10.00%	11/15/2018	11/15/14 @ 105	416,000
							1,859,750
		Total Corporate Bonds — 41.7%
		(Cost $168,686,607)					172,312,558
		Term Loans — 0.5%(f)
	997,500	Chrysler Group LLC/CG Co-Issuer, Inc., Tranche B	Ba2	6.00%	5/24/17	N/A	945,339
	1,000,000	Revel Entertainment	NR	9.00%	02/17/2017	N/A	911,667
		(Cost $1,828,572)					1,857,006

Number
of Shares	Description	Rating*	Coupon	Maturity	Value
	Convertible Preferred Stocks — 39.7%
	Advertising — 1.0%
4,200	Interpublic Group of Cos., Inc., Series B(g)	B+	5.25%	–	3,938,550
	Airlines — 1.7%
235,000	Continental Airlines Finance Trust II	Caa1	6.00%	11/15/2030	7,108,750
	Auto Manufacturers — 2.2%
215,047	General Motors Co., Series B	B+	4.75%	12/01/2013	8,937,353
	Auto Parts & Equipment — 1.0%
86,000	Goodyear Tire & Rubber Co.	NR	5.88%	04/01/2014	4,318,920
	Banks — 9.9%
5,251	Bank of America Corp., Series L(g)	BB+	7.25%	–	4,494,856
88,479	Citigroup, Inc.	NR	7.50%	12/15/2012	8,409,044
60,000	Fifth Third Bancorp, Series G(g)	BB	8.50%	–	8,631,600
72,176	KeyCorp, Series A(g)	BB	7.75%	–	7,578,480
6,000	Webster Financial Corp., Series A(g)	B+	8.50%	–	6,517,500
5,152	Wells Fargo & Co., Series L(g)	A-	7.50%	–	5,441,285
					41,072,765
	Computers — 1.7%
89,000	Unisys Corp., Series A	NR	6.25%	03/01/2014	6,861,900
	Diversified Financial Services — 0.5%
211,200	2010 Swift Mandatory Common Exchange Security Trust(a)	NR	6.00%	12/31/2013	2,030,435

See notes to financial statements.

Annual Report l October 31, 2011 l 17

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments continued

Number
of Shares	Description	Rating*	Coupon	Maturity	Value
	Electric — 2.0%
48,899	PPL Corp.	NR	9.50%	07/01/2013	$ 2,779,908
100,000	PPL Corp.	NR	8.75%	05/01/2014	5,459,000
					8,238,908
	Hand & Machine Tools — 1.8%
64,510	Stanley Black & Decker, Inc.	BBB+	4.75%	11/17/2015	7,384,460
	Health Care Services — 1.6%
7,500	HealthSouth Corp., Series A(g)	CCC+	6.50%	–	6,676,875
	Housewares — 1.0%
95,290	Newell Financial Trust I	BB	5.25%	12/01/2027	4,073,648
	Insurance — 3.1%
180,000	Hartford Financial Services Group, Inc., Series F	BB+	7.25%	04/01/2013	3,772,800
133,475	MetLife, Inc.	BBB-	5.00%	09/11/2013	9,064,287
					12,837,087
	Media — 0.6%
45,000	Nielsen Holdings NV (Netherlands)	B	6.25%	02/01/2013	2,587,500
	Oil & Gas — 2.7%
82,924	Apache Corp., Series D	BBB+	6.00%	08/01/2013	4,668,621
30,000	Chesapeake Energy Corp.(g)	B+	5.00%	–	2,760,000
115,000	Goodrich Petroleum Corp., Series B(g)	NR	5.38%	–	3,910,000
					11,338,621
	Pharmaceuticals — 1.3%
125,000	Omnicare Capital Trust II, Series B	B	4.00%	06/15/2033	5,272,500
	Real Estate — 0.8%
65,000	Forest City Enterprises, Inc., Series A(g)	CCC+	7.00%	–	3,428,750
	Real Estate Investment Trusts — 2.6%
253,307	Alexandria Real Estate Equities, Inc., Series D(g)	NR	7.00%	–	6,104,699
90,000	Health Care REIT, Inc., Series I(g)	BB	6.50%	–	4,539,600
					10,644,299
	Savings & Loans — 1.9%
172,788	New York Community Capital Trust V	BB-	6.00%	11/01/2051	7,740,902
	Telecommunications — 2.3%
11,091	Lucent Technologies Capital Trust I	CCC	7.75%	03/15/2017	9,646,397
	Total Convertible Preferred Stocks — 39.7%
	(Cost $153,916,136)				164,138,620
	Common Stocks — 4.2%
	Banks — 1.4%
162,900	JPMorgan Chase & Co.				5,662,404
	Beverages — 0.5%
30,000	PepsiCo, Inc.				1,888,500
	Mining — 0.5%
50,000	Freeport-McMoRan Copper & Gold, Inc.				2,013,000
	Miscellaneous Manufacturing — 0.3%
35,000	Ingersoll-Rand PLC (Ireland)				1,089,550
	Oil & Gas — 0.4%
20,000	Occidental Petroleum Corp.(h)				1,858,800

See notes to financial statements.

18 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments continued

Number
of Shares	Description	Rating*	Coupon	Maturity	Value
	Real Estate Investment Trusts — 0.2%
50,000	Annaly Capital Management, Inc.				$ 842,500
	Semiconductors — 0.4%
45,000	Microchip Technology, Inc.				1,627,200
	Telecommunications — 0.5%
60,000	Verizon Communications, Inc.				2,218,800
	Total Common Stocks — 4.2%
	(Cost $16,170,024)				17,200,754
	Preferred Stock — 1.7%
	Lodging — 1.7%
61,200	Las Vegas Sands Corp., Series A	NR	10.00%	–	6,896,475
	(Cost $6,772,800)
	Total Long-Term Investments — 159.8%
	(Cost $628,810,291)				659,879,338
	Short-Term Investments — 1.0%
	Money Market Fund — 1.0%
4,139,128	Goldman Sachs Financial Prime Obligations				4,139,128
	(Cost $4,139,128)
	Total Investments — 160.8%
	(Cost $632,949,419)				664,018,466
	Other Assets in excess of Liabilities — 2.7%				11,065,555
	Total value of Options Written — 0.0%+ (Premiums received $59,753)				(42,800)
	Preferred Shares, at redemption value — (-63.5% of Net Assets
	Applicable to Common Shareholders or -39.5% of Total Investments)				(262,000,000)
	Net Assets Applicable to Common Shareholders — 100.0%				$ 413,041,221

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (j)	Month	Price		Value
	Call Options Written — (0.0%)+
200	Occidental Petroleum Corp.	December 2011	$100.00		$ (42,800)
	Total Value of Options Written — (0.0%)+
	(Premiums received $59,753)				$ (42,800)

AG - Stock Corporation
BV - Limited Liability Company
LLC - Limited Liability Company
LP - Limited Partnership
N/A- Not Applicable
NV - Publicly Traded Company
PLC - Public Limited Company
SA - Corporation
SCA - Limited Partnership

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for secu- rities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates. All optional call provisions are unaudited.
+	Less than 0.1%

See notes to financial statements.

Annual Report l October 31, 2011 l 19

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments continued

^	The principal amount is denominated in U.S. Dollars unless otherwise noted.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011 these securi- ties amounted to $125,681,311, which represents 30.4% of net assets applicable to common shares.

(b)	Security is a“step-coupon”bond where the coupon increases or decreases at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.

(c)	Security becomes an accreting bond after December 15, 2016 with a 2.00% principal accretion rate.

(d)	Security becomes an accreting bond after December 15, 2013 with a 2.00% principal accretion rate.

(e)	Floating or variable rate coupon. The rate shown is as of October 31, 2011.

(f)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolio of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(g)	Security is perpetual and, thus does not have a predetermined maturity date. The date shown reflects the next call date. The coupon rate shown is in effect as of October 31, 2011.

(h)	All or a portion of this security is segregated as collateral (or potential collateral for future transactions) for written options.

(i)	A portion of this security has been physically segregated in connection with forward currency contracts. As of October 31, 2011, the total amount segregated was $3,232,500.

(j)	Non-income producing security.

See notes to financial statements.

20 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund
Statement of Assets and Liabilities | October 31, 2011
Assets
Investments in securities, at value (cost $632,949,419)	$664,018,466
Restricted cash	2,061,953
Foreign currency, at value (cost $299,965)	305,477
Receivable for securities sold	7,071,883
Interest receivable	6,340,056
Outstanding swap contracts, at value	1,285,317
Dividends receivable	621,515
Upfront premium paid on swap contracts	72,873
Other assets	39,593
Total assets	681,817,133
Liabilities
Options written, at value (premiums received of $59,753)	42,800
Payable for securities purchased	3,842,813
Upfront premium received on swap contracts	1,006,250
Due to custodian	914,259
Advisory fee payable	298,539
Dividends payable - preferred shares	136,756
Servicing fee payable	116,098
Unrealized depreciation on forward exchange currency contracts	55,283
Administration fee payable	11,549
Accrued expenses and other liabilities	351,565
Total liabilities	6,775,912
Preferred Stock, at redemption value
Auction Market Preferred Shares
$0.001 par value per share; 11,000 authorized, and 10,480 issued and outstanding at $25,000 per share liquidation preference	262,000,000
Net Assets Applicable to Common Shareholders	$413,041,221
Composition of Net Assets Applicable to Common Shareholders
Common Stock, $0.001 par value per share; unlimited number of shares authorized, 23,580,877 shares issued and outstanding	$23,581
Additional paid-in capital	557,792,246
Net unrealized appreciation on investments, swaps, written options and currency translation	31,389,838
Accumulated net realized loss on investments, swaps, written options, futures and foreign currency transactions	(179,991,331)
Undistributed net investment income	3,826,887
Net Assets Applicable to Common Shareholders	$413,041,221
Net Asset Value Applicable to Common Shareholders
(based on 23,580,877 common shares outstanding)	$17.52

See notes to financial statements.

Annual Report l October 31, 2011 l 21

AVK l Advent Claymore Convertible Securities and Income Fund
Statement of Operations | For the year ended October 31, 2011
Investment Income
Interest	$22,655,435
Dividends	16,819,851
Total income		$39,475,286
Expenses
Advisory fee	3,866,739
Servicing agent fee	1,503,732
Preferred share maintenance	507,306
Professional fees	490,803
Trustees’fees and expenses	152,738
Fund accounting	148,994
Administration fee	147,409
Printing	105,595
Custodian	100,563
Insurance	85,056
ICI dues	27,200
Rating agency fee	23,995
NYSE listing fee	21,254
Transfer agent	18,956
Miscellaneous	29,422
Total expenses		7,229,762
Advisory and Servicing agent fees waived		(72,647)
Net expenses		7,157,115
Net investment income		32,318,171
Realized and Unrealized Gain (Loss) on Investments,
Swaps, Options, Futures and Foreign Currency Transactions:
Net realized gain (loss) on:
Investments		5,685,974
Swaps		(645,621)
Written Options		455,077
Futures		(844,256)
Foreign currency transactions		143,217
Net change in unrealized appreciation (depreciation) on:
Investments		(40,329,782)
Swaps		419,610
Written Options		16,953
Foreign currency translation		(48,102)
Net realized and unrealized gain (loss) on investments, swaps, options, futures and
foreign currency transactions		(35,146,930)
Distributions to Preferred Shareholders from net investment income		(3,903,504)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations		$(6,732,263)

See notes to financial statements.

22 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund

Statement of Changes in Net Assets Applicable to Common Shareholders |

	For the	For the
	Year Ended	Year Ended
	October 31, 2011	October 31, 2010
Change in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$32,318,171	$30,499,886
Net realized gain (loss) on investments, swaps, written options, futures and foreign currency transactions	4,794,391	56,105,306
Net change in unrealized appreciation (depreciation) on investments,
swaps, written options, futures and foreign currency translation	(39,941,321)	17,105,140
Distributions to Preferred Shareholders:
From net investment income	(3,903,504)	(4,013,853)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(6,732,263)	99,696,479
Distributions to Common Shareholders:
From and in excess of net investment income	(37,276,650)	(26,570,932)
Total increase (decrease) in net assets applicable to common shareholders	(44,008,913)	73,125,547
Net Assets Applicable to Common Shareholders
Beginning of period	457,050,134	383,924,587
End of period (including undistributed net investment income of $3,826,887 and $5,995,127, respectively)	$413,041,221	$457,050,134

See notes to financial statements.

Annual Report l October 31, 2011 l 23

AVK l Advent Claymore Convertible Securities and Income Fund

Financial Highlights |

	For the	For the	For the	For the	For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share of common stock outstanding throughout the period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value, beginning of period	$19.38	$16.28	$12.52	$28.23	$26.82
Income from investment operations
Net investment income (a)	1.37	1.29	1.06	1.66	1.94
Net realized and unrealized gain/loss on investments,
swaps, options, futures and foreign currency transactions	(1.48)	3.11	4.10	(14.66)	2.68
Distributions to preferred shareholders:
From net investment income (common share equivalent basis)	(0.17)	(0.17)	(0.20)	(0.49)	(0.52)
From net realized gains (common share equivalent basis)	–	–	–	(0.03)	(0.11)
Total preferred distributions (common share equivalent basis)	(0.17)	(0.17)	(0.20)	(0.52)	(0.63)
Total from investment operations	(0.28)	4.23	4.96	(13.52)	3.99
Distributions to Common Shareholders:
From and in excess of net investment income	(1.58)	(1.13)	(1.19)	(2.05)	(2.08)
From net realized gain	–	–	–	(0.13)	(0.50)
Return of capital	–	–	(0.01)	(0.01)	–
Total distributions to Common Shareholders	(1.58)	(1.13)	(1.20)	(2.19)	(2.58)
Net asset value, end of period	$17.52	$19.38	$16.28	$12.52	$28.23
Market value, end of period	$15.87	$18.19	$14.24	$13.11	$25.15
Total investment return (b)
Net asset value	-1.91%	26.65%	42.52%	-51.06%	15.63%
Market value	-4.82%	36.74%	20.34%	-41.96%	2.48%
Ratios and supplemental data
Net assets, applicable to Common Shareholders, end of period (thousands)	$413,041	$457,050	$383,925	$295,101	$664,306
Preferred shares, at redemption value ($25,000 per share
liquidation preference) (thousands)	$262,000	$262,000	$262,000	$275,000	$275,000
Preferred shares asset coverage per share (c)	$64,412	$68,612	$61,634	$51,827	$85,391
Ratios to Average Net Assets applicable to Common Shares:
Net Expenses, after fee waiver	1.58%	1.50%	1.77%	1.22%	1.08%
Expenses, before fee waiver	1.59%	1.57%	1.95%	1.47%	1.37%
Net Investment Income, after fee waiver, prior to effect of dividends to preferred shares	7.11%	7.12%	7.98%	7.14%	7.09%
Net Investment Income, before fee waiver, prior to effect of dividends to preferred shares	7.10%	7.05%	7.80%	6.89%	6.80%
Net Investment Income, after fee waiver, after effect of dividends to preferred shares	6.25%	6.18%	6.47%	4.92%	4.80%
Net Investment Income, before fee waiver, after effect of dividends to preferred shares	6.24%	6.11%	6.29%	4.67%	4.51%
Portfolio turnover rate	93%	65%	121%	87%	76%

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distribu- tions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the total number of preferred shares outstanding.

See notes to financial statements.

24 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund

Notes to Financial Statements | October 31, 2011

Note 1 – Organization:

Advent Claymore Convertible Securities and Income Fund (the "Fund") was organized as a Delaware statutory trust on February 19, 2003.The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.The Fund will pursue its investment objective by investing at least 80% of its assets in a diversified portfolio of convertible securities and non-convertible income securities.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. The Fund values money market funds at net asset value. Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board ofTrustees.Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).There were no securities fair valued in accordance with such procedures established by the Board ofTrustees at October 31, 2011.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs).These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement.The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual Report l October 31, 2011 l 25

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities.To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

The Fund did not hold any Level 3 securities during the year ended October 31, 2011.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2011:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
(Value in $000s)	(Level 1)	(Level 2)	(Level 3)	Total
Description
Assets:
Convertible Preferred Stocks:
Advertising	$–	$3,939	$–	$3,939
Airlines	–	7,109	–	7,109
Auto Manufacturers	8,937	–	–	8,937
Auto Parts & Equipment	4,319	–	–	4,319
Banks	34,555	6,518	–	41,073
Computers	6,862	–	–	6,862
Diversified Financial Services	–	2,030	–	2,030
Electric	8,239	–	–	8,239
Hand & MachineTools	7,384	–	–	7,384
Health Care Services	–	6,677	–	6,677
Housewares	–	4,074	–	4,074
Insurance	12,837	–	–	12,837
Media	–	2,588	–	2,588
Oil & Gas	4,669	6,670	–	11,339
Pharmaceuticals	5,272	–	–	5,272
Real Estate	–	3,429	–	3,429
Real Estate InvestmentTrusts	10,644	–	–	10,644
Savings & Loans	7,741	–	–	7,741
Telecommunications	–	9,646	–	9,646
Convertible Bonds	–	297,474	–	297,474
Corporate Bonds	–	172,312	–	172,312
Preferred Stocks	–	6,896	–	6,896
Common Stocks	17,201	–	–	17,201
Money Market Fund	4,139	–	–	4,139
Term Loans	–	1,857	–	1,857
Credit Default Swaps	–	1,358	–	1,358
Total	$132,799	$532,577	$–	$665,376
Liabilities:
Call OptionsWritten	$43	$–	$–	$43
Credit Default Swaps	–	1,006	–	1,006
Forward Exchange Currency Contracts	–	55	–	55
Total	$43	$1,061	$–	$1,104

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

26 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

There were no transfers between Level 1 and Level 2. There were no Level 3 transfers.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options and credit default swaps.

(d) Convertible Securities:

The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock.

Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(e) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translation in the Fund’s Statement of Operations.

(f) Covered Call Options

The Fund may employ an option strategy of writing (selling) covered call options on securities held in the portfolio of the Fund. The Fund uses options as part of a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, or to protect the value of the Fund’s portfolio.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(g) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund entered into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily by independent pricing services or dealers using the mid price and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately

Annual Report l October 31, 2011 l 27

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

upon the termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the other party (the“counterparty”) to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Upfront premiums paid and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(h) Futures

The Fund may enter into futures contracts to hedge against, market and other risks in the portfolio. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Forward Exchange Currency Contracts

The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(j) Term Loans

Term loans in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(k) Risks and Other Considerations

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

28 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

Interest Rate Risk. Convertible and nonconvertible income securities are subject to certain interest rate risks. If interest rates go up, the value of convertible and nonconvertible income securities in the Fund’s portfolio generally will decline. Also during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

(l) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(m) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. Advent Capital Management, LLC (the“Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:

Pursuant to the Investment Management Agreement (the“Agreement”) between the Fund and the Adviser, the Adviser is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Adviser will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares to the use of financial leverage, if any) less the sum of accrued liabilities. In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Adviser who devote substantial time to Fund

Annual Report l October 31, 2011 l 29

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

operations may be reimbursed by the Fund to the Adviser. For the year ended October 31, 2011, the Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a)
If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets. At the inception of the Fund, the Adviser agreed to waive a portion of the management fee from the Fund during the first five years of the Fund’s operations ending April 30, 2008. Thereafter, the Adviser agreed to waive fees at a declining rate. Effective May 1, 2010, the advisory fee waiver was reduced to 0.01% of the average Managed Assets. Effective May 1, 2011, the voluntary fee waiver was discontinued. For the year ended October 31, 2011, the Adviser waived advisory fees of $36,323.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, Inc., the Fund’s servicing agent (the“Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund’s Managed Assets. The fee will be determined as follows:

(a)
If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund’s Managed Assets. At the inception of the Fund, the Servicing Agent agreed to waive a portion of the servicing fee from the Fund during the first five years of the Fund’s operations ending April 30, 2008. Thereafter, the Servicing Agent agreed to waive fees at a declining rate. Effective May 1, 2010, the servicing fee waiver was reduced to 0.01% of the average Managed Assets. Effective May 1, 2011, the voluntary servicing fee waiver was discontinued. For the year ended October 31, 2011, the Servicing Agent waived fees of $36,324.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Guggenheim Funds Investment Advisors, LLC provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, Guggenheim Funds Investment Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Adviser or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under-distribution.

In order to present undistributed net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gains or losses. For the year ended October 31, 2011, the adjustments were to decrease accumulated net realized loss by $6,693,743 and increase undistributed net investment income by $6,693,743 due to the difference in the treatment for book and tax purposes of convertible preferreds, convertible bonds, contingent payment debt instruments, and foreign currency.

30 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

At October 31, 2011 the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swap agreements are as follows:

Net Tax
Cost of			Net Tax	Unrealized
Investments	Gross Tax	Gross Tax	Unrealized	Appreciation
for Tax	Unrealized	Unrealized	Appreciation	on Derivatives and
Purposes	Appreciation	Depreciation	on Investments	Foreign Currency
$ 637,001,699	$ 45,650,075	$ (18,633,308)	$ 27,016,767	$ 376,073

As of October 31, 2011, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital Loss)
$5,629,445	$(177,660,135)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and income adjustments for tax purposes on certain convertible securities.

At October 31, 2011, for federal income tax purposes, the Fund had a capital loss carryforward of $177,660,135 available to offset possible future capital gains. Of the capital loss carryforward, $49,391,606 expires on October 31, 2016, $126,966,852 expires on October 31, 2017 and $1,301,677 expires on October 31, 2019.

For the years ended October 31, 2011 and October 31, 2010, the tax character of distributions paid of $41,180,154 and $30,584,785 was ordinary income.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the“Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to Regulated Investment Companies, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses. Rules in effect previously limit the carryforward period to eight years and all losses were carried forward as short-term. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Note 5 – Investments in Securities:

For the year ended October 31, 2011, purchases and sales of investments, excluding short-term securities, were $659,120,577 and $625,708,860, respectively.

Note 6 – Derivatives:

(a) Covered Call Option

The Fund may employ an option strategy of writing (selling) covered call options on securities held in the portfolio of the Fund. The Fund uses options as part of a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, or to protect the value of the Fund’s portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or“strike”price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

Annual Report l October 31, 2011 l 31

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the year ended October 31, 2011. Details of the transactions were as follows:

	Number	Premiums
	of Contracts	Received
Options outstanding, beginning of year	–	$ –
Options written during the year	4,855	687,588
Options expired during the year	(1,375)	(128,712)
Options closed during the year	(3,280)	(499,123)
Options outstanding, end of year	200	$ 59,753

(b) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the Counterparty based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. With respect to certain counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Statement of Assets and Liabilities in Restricted Cash. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. However, the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

32 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

The Fund entered into credit default swap agreements during the period ended October 31, 2011 to potentially enhance return. Details of the swap agreements outstanding as of October 31, 2011 are as follows:

Credit Default Swap Agreements:
				Implied Credit		Paying	Upfront
				Spread at	Notional	/(Receiving)	Premium	Unrealized
		Buy/Sell	Termination	October 31,	Amount	Fixed	Received	Appreciation
Counterparty	Reference Entity	Protection	Date	2011(1)	(000)	Rate	(Paid)	(Depreciation)
JP Morgan Chase Bank NA	PPG Industries, Inc.	Buy	12/20/2016	0.87%	$6,085	1.00%	$(72,873)	$(109,048)
JP Morgan Chase Bank NA	CDX HY	Sell	12/20/2016	6.50%	(10,000)	(5.00%)	1,006,250	460,988
							$933,377	$351,940

Upfront premiums and unrealized appreciation/(depreciation) on swaps result in outstanding swap contracts, at value, on the Statement of Assets and Liabilities. The Fund pays the fixed rate on the swap for which it is buying protection, and the Fund receives the fixed rate on the swap for which it is selling protection.

(1) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as“Defaulted”indicates a credit event has occurred for the referenced entity or obligation.

The Fund’s maximum exposure on written credit default swaps is $10,000,000 and the collateral posted is $1,640,000.

(c) Futures

A futures contract is an agreement to buy or sell a specified underlying security for a fixed price at a future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit with either the broker or with its custodian in an account in the broker’s name of cash or liquid securities equal to a specified percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. During the period the futures contracts is open, changes in the value of the contract are recorded as unrealized gain (loss) on the Statement of Operations. When the futures contract is closed or expired, the Fund records a realized gain (loss) on the Statement of Operations.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The Fund uses futures contracts to hedge against market and other risks in the Fund’s portfolio. At October 31, 2011, there were no futures contracts were outstanding.

(d) Forward Exchange Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

Annual Report l October 31, 2011 l 33

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

At October 31, 2011, the following forward exchange currency contracts were outstanding:

						Net Unrealized
					Value at	Appreciation
Contracts to Buy		Counterparty	Settlement Date	Settlement Value	10/31/11	(Depreciation)
EUR	425,000
for USD	560,404	The Bank of NewYork Mellon	12/16/2011	$560,404	$592,557	$ 32,153
GBP	250,000
for USD	403,565	The Bank of NewYork Mellon	12/16/2011	403,565	403,325	(240)
Total unrealized appreciation on forward exchange currency contracts (contracts to buy)						$ 31,913

					Value at	Net Unrealized
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	10/31/11	Depreciation
EUR	2,915,000
for USD	3,987,253	The Bank of NewYork Mellon	12/16/2011	$3,987,253	$4,064,246	$(76,993)
GBP	250,000
for USD	394,247	The Bank of NewYork Mellon	12/16/2011	394,247	403,325	(9,078)
GBP	208,351
for USD	335,174	The Bank of NewYork Mellon	11/1/2011	335,174	336,299	(1,125)
Total unrealized depreciation on forward exchange currency contracts (contracts to sell)						$ (87,196)
				Total unrealized depreciation on forward exchange currency contracts		$ (55,283)

(e) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of October 31, 2011.

Statement of Assets and Liabilities Presentation of FairValues of Derivative Instruments:

(amount in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit risk	Outstanding swap contracts, at value, including		Upfront premium received on swap
	upfront premium paid on swap contracts	$1,358	contracts	$1,006
Foreign exchange risk	Unrealized appreciation on forward exchange		Unrealized depreciation on forward exchange
	currency contracts	–	currency contracts	55
Equity risk	Options written, at value	–	Options written, at value	43
Total		$1,358		$1,104

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended October 31, 2011.

Effect of Derivative Instruments on the Statement of Operations (amounts in thousands)

Amount of Realized Gain/(Loss) on Derivatives

Derivatives not accounted for as hedging instruments	Swaps	Written Options	Foreign CurrencyTransactions	Futures	Total
Credit risk	$(646)	$ –	$ –	$ –	$ (646)
Equity risk	–	455	–	–	455
Foreign exchange risk	–	–	143	–	143
Interest rate risk	–	–	–	(844)	(844)
Total	$(646)	$455	$ 143	$(844)	$(892)
Change in Unrealized Appreciation (Depreciation) on Derivatives

Derivatives not accounted for as hedging instruments	Swaps	Written Options	Foreign CurrencyTranslations	Futures	Total
Credit risk	$420	$ –	$ –	$ –	$420
Equity risk	–	17	–	–	17
Foreign exchange risk	–	–	(48)	–	(48)
Total	$ 420	$ 17	$(48)	$ –	$ 389

34 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

The Fund decreased the volume of activity in swaps during the period ended October 31, 2011, with an average notional balance of approximately $3,605,000 during the year ended October 31, 2011 and an ending notional balance of $16,085,000.

The Fund entered into futures contracts during the year ended October 31, 2011. As of October 31, 2011, there were no futures contracts outstanding.The average number of futures contracts held during the fiscal year ended October 31, 2011 was 53, which was indicative of the volume of activity during the reporting period.

Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$ 721,719
Average Settlement Value Sold	1,125,394
Ending Settlement Value Purchased	963,969
Ending Settlement Value Sold	4,716,674

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,580,877 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund issued no shares during the years ended October 31, 2011 and October 31, 2010. At October 31, 2011, Advent Capital Management LLC, the Fund’s investment adviser, owned 8,957 shares of the Fund.

Preferred Shares

On June 19, 2003, the Fund’s Board ofTrustees authorized the issuance of Auction Market Preferred Shares (“AMPS”), as part of the Fund’s leverage strategy. AMPS issued by the Fund have seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of SeriesT28, 2,150 shares of SeriesW7 and 2,150 shares of SeriesTH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of SeriesW28 each with a liquidation value of $25,000 per share plus accrued dividends.

The preferred shares redemptions during the year ended October 31, 2009 and the number of preferred shares outstanding at October 31, 2011 are as follows:

	Number of		Number of
	Shares		Shares
	Redeemed	Amount	Outstanding
Series	October 31, 2009	Redeemed	October 31, 2011
M7	102	$2,550,000	2,048
T28	102	$2,550,000	2,048
W7	102	$2,550,000	2,048
W28	56	$1,400,000	1,144
TH28	102	$2,550,000	2,048
F7	56	$1,400,000	1,144

Dividends are accumulated daily at a rate set through an auction process.The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008.The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction.The AMPS reference rate is the seven-day LIBOR Rate for a dividend period of 7 to 21 days, and the one-month LIBOR Rate for a dividend period of more than 21 days but fewer than 49 days.The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

Annual Report l October 31, 2011 l 35

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

For the year ended October 31, 2011, the annualized dividend rates ranged from:

	High	Low	At October 31, 2011
Series M7	1.51%	1.41%	1.44%
Series T28	1.51	1.44	1.50
Series W7	1.51	1.41	1.44
Series W28	1.52	1.44	1.49
Series TH28	1.52	1.44	1.49
Series F7	1.51	1.41	1.44

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two trustees and on any matters affecting the rights of the Preferred Shares.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications.The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Subsequent Events:

On November 1, 2011, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share.This dividend is payable on November 30, 2011 to shareholders of record on November 15, 2011. On December 1, 2011, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share. This dividend is payable on December 30, 2011 to shareholders of record on December 15, 2011.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

36 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund

Report of Independent Registered Public Accounting Firm |

To the Board of Trustees and Shareholders of the
Advent Claymore Convertible Securities and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Advent Claymore Convertible Securities and Income Fund (the“Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as“financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2011

Annual Report l October 31, 2011 l 37

AVK l Advent Claymore Convertible Securities and Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $6,542,277 was received by the Fund through October 31, 2011. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $5,537,439 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on October 25, 2011. At this meeting, shareholders voted on the election of trustees.

With regard to the election of the following trustees by common and preferred shareholders of the Fund:

	# of Shares
Common shareholders	In Favor	Withheld
Daniel L. Black	21,109,714	485,533

	# of Shares
Preferred shareholders	In Favor	Withheld
Daniel L. Black	3,634	252
Michael A. Smart	3,634	252

The other trustees of the Fund whose terms did not expire in 2011 are Randall C. Barnes, Tracy V. Maitland, Derek Medina, Ronald A. Nyberg and Gerald L. Seizert.

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:
Number of
Funds in
Name, Address,	Term of		Fund
Year of Birth	Office* and	Principal Occupations During	Complex**
and Position(s)	Length of	the Past Five Years and	Overseen	Other Directorships
Held with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Daniel Black+	Since 2005	Managing Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing	3	Director, Antenna International, Inc.
Year of birth: 1960		Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a		and Bonded Services, LTD.
Trustee		division of The Bank of New York Co., Inc. (1998-2003).
Randall C. Barnes++	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer PepsiCo,	56	None.
Year of birth: 1951		Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice
Trustee		President, Strategic Planning and New Business Development of PepsiCo, Inc.
(1987-1990).
Derek Medina+	Since 2003	SeniorVice President, Business Affairs at ABC News (2008-present).Vice President,	3	Director of Young Scholar’s
Year of birth: 1966		Business Affairs and News Planning at ABC News (2003-2008). Formerly, Executive		Institute.
Trustee		Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary
Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate
Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2003	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate	58	None.
Year of birth: 1953		planning and business transactions (2000-present). Formerly, Executive Vice President,
Trustee		General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Gerald L. Seizert, CFP+	Since 2003	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity	3	Former Director of Loomis, Sayles
Year of birth: 1952		disciplines of the firm and serves as a co-manager of the firm’s hedge fund, Proper		and Co., L.P.
Trustee		Associates, LLC (2000-present). Formerly, Co-Chief Executive (1998-1999) and a
Managing Partner and Chief Investment Officer-Equities of Munder Capital Management,
LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles &
Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager
at First of America Bank (1978-1984).
Michael A. Smart+	Since 2003	Managing Partner, Cordova, Smart & Williams, LLC, Advisor First Atlantic Capital Ltd.,	3	Chairman, Board of Directors,
Year of birth: 1960		(2001-present). Formerly, a Managing Director in Investment Banking-The Private Equity		Berkshire Blanket, Inc. President
Trustee		Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance		and Chairman, Board of Directors,
		(1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group,		Sqwincher Holdings. Director,
		(1991-1992). Associate at Dillon, Read and Co. (investment bank) (1988-1990).		Sprint Industrial Holdings.
Co-chairman, Board of Directors,
H2O Plus.

38 l Annual Report l October 31, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Supplemental Information (unaudited) continued

Number of
Funds in
Name, Address, Year of	Term of Office*	Principal Occupations During	Fund Complex**
Birth and Position(s)	and Length of	the Past Five Years and	Overseen by	Other Directorships
Held with Registrant	Time Served	Other Affiliations	Trustee	Held by Trustee
Interested Trustees:
Tracy V. Maitland+T	Since 2003	President of Advent Capital Management, LLC, which he founded in 1995. Prior to	3	None.
Year of birth: 1960		June, 2001, President of Advent Capital Management, a division of Utendahl Capital.
Trustee, President and
Chief Executive Officer

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
	-	Messrs. Maitland and Nyberg as Class III Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
	-	Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
	-	Mr. Black, as a Class II Trustee is expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.
	-	Mr. Smart, as a holdover Class II Trustee, is expected to stand for re-election again at the Fund’s 2012 annual meeting of shareholders.
**
The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

T	Mr. Maitland is an“interested person”(as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Adviser.

Officers

The Officers of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

Name, Address*, Year	Term of Office**
of Birth and Position(s)	and Length of	Principal Occupations During the Past Five Years and
Held with Registrant	Time Served	Other Affiliations
Officers:
F. Barry Nelson	Since 2003	Co-Portfolio Manager at Advent Capital Management, LLC (June 2001- present).
Year of birth: 1943		Prior to June 2001, Mr. Nelson held the same position at Advent Capital
Vice President and		Management, a division of Utendahl Capital.
Assistant Secretary
Robert White	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (July 2005-present).
Year of birth: 1965		Previously, Vice President, Client Service Manager, Goldman Sachs Prime
Treasurer and		Brokerage (1997-2005).
Chief Financial Officer
Robert Schwartz	Since 2011	General Counsel and Chief Compliance Officer of Advent Capital Management,
Year of birth: 1955		LLC (June 2011-present). Previously, Managing Director, Nomura Corporate
Secretary and		Research and Asset Management, Inc. (2001-2011).
Chief Compliance Officer

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report l October 31, 2011 l 39

AVK l Advent Claymore Convertible Securities and Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the“Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

40 l Annual Report l October 31, 2011

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AVK l Advent Claymore Convertible Securities and Income Fund
Fund Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	TracyV. Maitland	Advent Capital Management, LLC
	President and Chief Executive Officer	New York, New York
Daniel Black
	F. Barry Nelson	Servicing Agent
TracyV. Maitland*	Vice President and Assistant Secretary	Guggenheim Funds Distributors, Inc.
Chairman		Lisle, Illinois
Robert White
Derek Medina	Treasurer and Chief Financial Officer	Custodian and Transfer Agent
The Bank of New York Mellon
Ronald A. Nyberg	Robert Schwartz	New York, New York
Secretary and Chief Compliance Officer
Gerald L. Seizert		Administrator
Guggenheim Funds Investment
Michael A. Smart		Advisors, LLC
Lisle, Illinois

* Trustee is an "interested person" of the Fund as defined in		Preferred Stock-
the Investment Company Act of 1940, as amended, because		Dividend Paying Agent
of his position as an officer of the Advisor.		The Bank of New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information.The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor, its affiliates and the Fund’s Administrator with a legitimate business need for the information.The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian andTransfer Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is nota Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at www.guggenheimfunds.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/avk .The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room inWashington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

Annual Report l October 31, 2011 l 43

AVK l Advent Claymore Convertible Securities and Income Fund

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in NewYork, which specializes in convertible and high-yield securities for institutional and individual investors.The firm was established by TracyV. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch.Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities.The Fund Manager seeks securities with attractive risk/reward characteristics.Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC
1271 Avenue of the Americas
New York, NY 10020

CEF-AVK-AR-1011

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

               (2)  Not applicable.

               (3)  Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as an Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $93,149 and $90,207 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $16,700 and $16,700 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively. These services were performed for agreed upon procedures associated with the registrant’s Auction Market Preferred Shares.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $14,500 and $14,500 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) of this Item were $80,110 and $0 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(1)
In accordance with Rule 2-01(c)(7), the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY OF
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this

Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-

Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)	None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $110,310 and $31,200 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

a)
The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended.  The audit committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

b)	Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager's Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Messrs. Paul Latronica and F. Barry Nelson (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the Portfolio Managers as of October 31, 2011:

Name	Since	Professional Experience
Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated
		with Advent Capital Management for more than seven years.
F. Barry Nelson	2003	Portfolio Manager at Advent Capital Management, LLC for more than eight years.
	(Inception)

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2011:

Paul Latronica

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$553,218,206	0	$0
Other pooled investment vehicles	5	$390,574,833	1	$200,554,504
Other accounts	45	$1,806,615,385	1	$110,486,640

F. Barry Nelson

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	$21,533,925	0	$0
Other accounts	43	$1,464,521,349	0	$0

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3)  Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Paul Latronica F. Barry Nelson	$10,001-$50,000 $100,001-$500,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

 (b)     Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

 (c)      Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund

By:        /s/ Tracy V. Maitland

Name:   Tracy V. Maitland

Title:     President and Chief Executive Officer

Date:     January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ Tracy V. Maitland

Name:   Tracy V. Maitland

Title:     President and Chief Executive Officer

Date:     January 9, 2012

By:        /s/ Robert White

Name:   Robert White

Title:     Treasurer and Chief Financial Officer

Date:     January 9, 2012